UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2012
POTASH AMERICA, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-150775	41-2247537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8th Floor – 200 South Virginia Street, Reno, Nevada		89501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(775) 398-3019
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 8, 2012, Potash America, Inc. (the “Company”) announced the acquisition of intellectual property and establishment of new division.  The Company has acquired eight domain names in conjunction with the formation of a new division focusing on the use of its calcium-montmorillonite as an animal supplement. In forming this wholly owned division to be called “Trace Elements Clay”, the Company intends to focus on the probiotic nature of the clay as well as the toxin flushing benefit that the negatively ion-charged montmorillonite provides.

Item 9.01	Financial Statements and Exhibits.
99.1	News Release dated May 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH AMERICA, INC.
/s/ Barry Wattenberg
Barry Wattenberg
President and Director

Date:	May 8, 2012